EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - -
                                                  Chapter 11
In re
                                                  Case Nos. 01-41643 (RLB)
     THE WARNACO GROUP, INC., et al.,             through   01-41680 (RLB)

                          Debtors.                (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - - -


                        MONTHLY OPERATING STATEMENT
                          OF DEBTORS-IN-POSSESSION
                      FOR APRIL 7, 2002 TO MAY 4, 2002


Address of Debtors-in-Possession:
--------------------------------
The Warnaco Group, Inc.
90 Park Avenue
New York, New York  10016
                                      Monthly Disbursements:       $   85,095
                                                                   -----------

Address of Attorneys for Debtors-in-Possession:
----------------------------------------------
Sidley Austin Brown & Wood
875 Third Avenue
New York, New York  10022
                                      Monthly Operating Income
                                      before reorganization costs
                                      and income taxes:              $  8,867
                                                                    ---------

         The undersigned, having reviewed the attached report and being familiar with the financial affairs of The Warnaco Group, Inc., ("Warnaco"), and certain of Warnaco's subsidiaries, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date:    June 25, 2002                   By:  /s/ James P. Fogarty
                                              -------------------------------
                                                  James P. Fogarty
                                                Senior Vice President
                                               Chief Financial Officer


Indicate if this is an amended statement by checking here.

                                               Amended Statement ___________


          THE WARNACO GROUP, INC., et al.
                                   -- --
              (DEBTORS-IN-POSSESSION)
              STATEMENT OF OPERATIONS
                  (In Thousands)



                                                          Month Ended           4 Months Ended
                                                          May 4, 2002             May 4, 2002
                                                     ----------------------  ----------------------

Net revenues                                                     $ 116,426               $ 463,197

Cost of goods sold                                                  76,441                 334,560

Selling, general and administrative expenses                        29,040                 104,090
                                                     ----------------------  ----------------------

Operating income                                                    10,945                  24,547

Interest expense, net                                                2,367                   6,935
Other expense, net                                                    (289)                   (855)
                                                     ----------------------  ----------------------
Income before reorganization costs and income taxes                  8,867                  18,467

Reorganization costs                                                 5,348                  20,228
Cumulative effect of change in accounting (Note 2)                       -                 643,636
Income taxes provision (benefit)                                      (368)                    (48)
                                                     ----------------------  ----------------------
Net income (loss)                                                  $ 3,887              $ (645,349)
                                                     ======================  ======================

EBITDAR (See Note 1)                                              $ 15,586                $ 46,858
                                                     ======================  ======================


-----------------------------------------------------------------------------------------------------

Note:  Information presented herein reflects results of operations for debtor entities.  For results of operations for all Warnaco entities, please refer to note 7 attached hereto.



                      THE WARNACO GROUP, INC., et al.
                          (DEBTORS-IN-POSSESSION)
                               BALANCE SHEET
                                MAY 4, 2002
                               (In Thousands)


ASSETS

Current assets:
     Cash                                                            $ 14,178
     Receivables, net                                                 220,842
     Inventories, net                                                 281,322
     Prepaid expenses and other current assets                         39,961
                                                           -------------------

         Total current assets                                         556,303

Property, plant and equipment, net                                    173,622
Trademark, goodwill and other, net                                    223,020
Investment in affiliates                                              154,062
Intercompany receivables, net                                           9,948
Deferred income taxes                                                       0
                                                           -------------------

         Total Assets                                             $ 1,116,955
                                                           ===================


LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                                $ 54,866
     Other current liabilities                                         72,154
     Deferred income taxes                                             19,541
                                                           -------------------

         Total current liabilities                                    146,561
                                                           -------------------

Amended DIP                                                            60,258
Other long-term liabilities                                            32,676
Deferred income taxes                                                       1
Liabilities subject to compromise                                   2,393,192
Intercompany payables, net                                                  0
                                                           -------------------

         Total Liabilities                                          2,632,688

Shareholders' deficit                                              (1,515,733)
                                                           -------------------

          Total Liabilities and Shareholders' deficit             $ 1,116,955
                                                           ===================



                    THE WARNACO GROUP, INC., et al.
                        (DEBTORS-IN-POSSESSION)
                        STATEMENT OF CASH FLOWS
                            (In Thousands)

                                                                                 Month Ended              4 Months Ended
                                                                                 May 4, 2002               May 4, 2002
                                                                           ------------------------  -------------------------
Operating activities:
    Net income (loss)                                                                      $ 3,887                 $ (645,207)
    Adjustments to reconcile net loss to net cash
       used in operating activities:
          Depreciation and amortization                                                      4,153                     17,817
          Non-cash interest expense                                                          1,610                      3,193
          Cumulative effect of change in accounting                                              -                    643,636
          Non-cash reorganization costs                                                      1,879                      5,677
    Change in operating assets and liabilities:
       Receivables, net                                                                     11,301                     (1,543)
       Inventories                                                                          24,557                     69,084
       Accounts payable                                                                       (789)                    (4,097)
       Change in pre-petition liabilities                                                        2                       (171)
       Prepaid expenses and other current assets and liabilities                            (6,336)                     6,555
       Change in other long-term and non-operating liabilities                                (513)                      (928)
                                                                           ------------------------  -------------------------
             Net cash privided by operating activities                                      39,751                     94,016
                                                                           ------------------------  -------------------------

Investing activities:
    Capital expenditures, net of disposals                                                     390                         87
                                                                           ------------------------  -------------------------
             Net cash used in investing activities                                             390                         87
                                                                           ------------------------  -------------------------

Financing activities:
    Net borrowing (repayments) under Pre-petition Credit Facilities                             86                       (202)
    Net repayments under DIP Credit Facilities                                             (48,601)                   (95,657)
    Net change in intercompany accounts                                                      6,502                     (2,574)
                                                                           ------------------------  -------------------------
             Net cash provided by (used in)  financing activities                          (42,013)                   (98,433)
                                                                           ------------------------  -------------------------

Effect of cash due to currency translation                                                     237                        280
                                                                           ------------------------  -------------------------

             Net decrease in cash and cash equivalents                                      (2,415)                    (4,224)

    Cash and cash equivalents at beginning of period                                        16,593                     18,402
                                                                           ------------------------  -------------------------

    Cash and cash equivalents at end of period                                            $ 14,178                   $ 14,178
                                                                           ========================  =========================



Note 1 - Basis of Presentation

         On June 11, 2001 (the "Petition Date"), Warnaco and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") commenced these cases (the "Chapter 11 Cases") each by filing a petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Warnaco and all except one of its 38 U.S. subsidiaries are Debtors in these Chapter 11 Cases, together with one of Warnaco's Canadian subsidiaries, Warnaco of Canada Company ("Warnaco Canada"). The remainder of Warnaco's Foreign Subsidiaries are not debtors in these Chapter 11 Cases, nor are they subject to foreign bankruptcy or insolvency proceedings. The case numbers for the Chapter 11 Cases, which are being jointly administered, are 01-41643 through 01-41680 (RLB). The Debtors are managing their businesses and properties as debtors-in-possession.

         The accompanying unaudited condensed financial statements of the Debtors have been presented in accordance with the American Institute of Certified Public Accountants Statements of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" (SOP 90-7), and have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the ordinary course of business. As a result of the Chapter 11 Cases and circumstances relating to the chapter 11 filings, including the Debtors debt structure and current economic conditions, such realization of assets and liquidation of liabilities are subject to significant uncertainty. While under the protection of chapter 11, the Debtors may sell or otherwise dispose of assets, and liquidate or compromise liabilities, for amounts other than those reflected in the financial statements. Additionally, the amounts reported in the unaudited condensed balance sheet could materially change because of changes in business strategies and the effects of any proposed plan of reorganization.

         The accompanying unaudited condensed financial statements have been assuming the Company will continue as a going concern. The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations, the ability to comply with the terms of the Debtors' debtor-in-possession financing facility, and the ability to generate sufficient cash from operations and financing arrangements to meet future obligations.

       In the Chapter 11 Cases, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan or plans of reorganization which must be confirmed by the Bankruptcy Court after obtaining the requisite amount of votes by affected parties. For financial reporting purposes, those liabilities and obligations, which treatment and satisfaction are dependent on the outcome of the Chapter 11 Cases, have been segregated and classified as liabilities subject to compromise under the reorganization proceedings in the consolidated balance sheets. Generally, all actions to enforce or otherwise effect repayment of pre-petition liabilities as well as all pending litigation against the Debtors are stayed while the Debtors continue their business operations as debtors-in-possession. Unaudited schedules have been filed by the Debtors with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date as reflected in the Debtors' accounting records. The ultimate amount of and settlement terms for such liabilities are subject to a confirmed plan(s) of reorganization and accordingly are not presently determinable.

       Under the Bankruptcy Code, the Debtors may elect to assume or reject real estate leases, employment contracts, personal property leases, service contracts and other pre-petition executory contracts, subject to Bankruptcy Court approval. Claims for damages resulting from the rejection of real estate leases and other executory contracts may be subject to bar dates. The Debtors will analyze their leases and executory contracts and may assume or reject leases and contracts. Such rejections could result in additional liabilities subject to compromise.

       In addition, the unaudited condensed financial statements do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Debtors, the accompanying condensed financial statements contain all adjustments (all of which were of a normal recurring nature, except for the adoption of SFAS No.142 as discussed in Note 2) necessary to present fairly the financial position of the Debtors as of May 4, 2002, as well as its results of operations and cash flows for the period ended May 4, 2002.

       Pursuant to SOP 90-7, revenues and expenses, realized gains and losses, and provisions for losses resulting from the reorganization of the business are reported in the Consolidated Statement of Operations separately as reorganization items. Professional fees are expensed as incurred. As a result of the Chapter 11 Cases no principal or interest payments will be made on pre-petition debt without Bankruptcy Court approval or until a plan or plans or reorganization providing for interest accrual and or repayment terms has been confirmed by the Bankruptcy Court and becomes effective. Therefore, interest on pre-petition debt has not been accrued after the Petition Date.

         Reorganization items include the following:



                              Month Ended               4 Months Ended
                              May 4, 2002                May 4, 2002
                        ------------------------    -----------------------

Asset write-offs                            $ 70                    $ 2,951
Professional Fees                          3,295                     10,965
Retention Bonus                            1,326                      5,124
Severance                                    233                        764
Lease terminations                           424                        424
                        ------------------------    -----------------------

                                        $ 5,348                   $ 20,228
                        ========================    =======================


       The Debtors have reduced stockholders' equity by $41,670 from its reported consolidated 2000 balances to reflect the effects of certain errors involving the recording of inter-company pricing arrangements, the recording of accounts payable primarily related to the purchase of inventory from suppliers and the accrual of certain liabilities. The correction of these errors has caused the Company to restate its previously issued financial statements for the years ended January 1, 2000 and December 30, 2000. The Company has conducted an internal investigation of the cause of the errors and hired a previously unaffiliated legal firm to assist in its investigation of certain of the errors in its Designer Holdings, Ltd. subsidiary. As a result of the Company's internal investigation and the findings of the legal firm, the Company has taken several steps to improve its accounting for inter-company purchases, the reconciliation of inter-company accounts and the reconciliation of accounts payable and accruals. In addition, the Company has reassigned and replaced certain financial staff, retrained certain staff members and added staff where appropriate.

         EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and special items. Special items consist of $5,898 for the four months ended May 4, 2002, relating to losses from certain discontinued operations and other items.

                                        Month Ended               4 Months Ended
                                         May 4, 2002                May 4, 2002
                                    -----------------------    -----------------------

    Operating Income                              $ 10,945                   $ 24,547

    Depreciation / amortization                      4,306                     16,413
    Discontinued operations                            (11)                     1,185
    Other items                                        346                      4,713
                                    -----------------------    -----------------------

    EBITDAR                                       $ 15,586                   $ 46,858
                                    =======================    =======================



Note 2 - Cumulative Effect of the Change in Accounting Principle

         Effective January 6, 2002, Warnaco adopted the provisions of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS requires that Warnaco evaluate its existing goodwill and intangible assets and determine whether its existing goodwill and intangible assets are impaired as of the date of adoption. Based upon preliminary evaluations of the fair value of Warnaco's business units prepared in connection with the Chapter 11 Cases, the Debtors recorded a transitional impairment loss of $643,636 for the cumulative effect of a change in accounting principle related to the write down of certain goodwill and intangible assets. In addition SFAS No. 142 eliminates the amortization of intangible assets with indefinite lives effective with Warnaco's 2002 fiscal year.

Note 3 - Long Term Debt

         On June 11, 2001, the Company entered into a Debtor-In-Possession Financing Agreement ("DIP") with a group of banks, which was approved by the Bankruptcy Court in an interim amount of $375,000,000. On July 9, 2001, the Bankruptcy Court approved increasing the amount of borrowing available to the Company to $600,000,000. The DIP was subsequently amended as of August 27, 2001, December 21, 2001, February 5, 2002 and May 15, 2002 (the "Amended DIP"). The amendments, among other things, amend certain definitions and covenants, permit the sale of certain of the Company's assets and businesses and reduce the amount of borrowing available to the Company to reflect the Debtor's revised business plan.

         The Amended DIP provides for a $375,000,000 non-amortizing revolving credit facility (which includes a Letter of Credit facility of up to $200,000,000 ) ("Tranche A") and a $225,000,000 reducing revolving credit facility ("Tranche B"). The Tranche A loans bear interest at either the London International Bank Offering Rate (LIBOR) plus 2.75% or at the Citibank N.A. Base Rate plus 1.75%. The Tranche B loan commitment was eliminated on April 19, 2002. Fees for the undrawn amounts are .50% for Tranche A and .75% for Tranche B. During fiscal 2001 and through its termination on April 19, 2002, the Company did not borrow any funds under Tranche B. On May 28, 2002, the Debtors voluntarily reduced the maximum amount of credit available under the Amended DIP from $375,000,000 to $325,000,000. The Tranche A loan terminates on the earlier of two years from the closing date or the effective date of a plan of reorganization. The Amended DIP is secured by substantially all of the domestic assets of the Company.

         The Amended DIP facility contains restrictive covenants that require the Company to, among other things, maintain a minimum level of earnings before interest, taxes, depreciation, amortization, reorganization cost and certain special items (EBITDAR) and limit the annual amount of capital expenditures the Company makes. The EBITDAR and capital expenditure covenants relate to consolidated operations including non-debtor entities. The Amended DIP also prohibits the Company's payment of dividends and restricts the Company's ability to incur additional indebtedness.

         The maximum borrowings under Tranche A are limited to 75% of eligible accounts receivable and 25% to 67% of eligible inventory.

         The balance outstanding as of May 4, 2002 is $60,257,573. As of June 21, 2001 the Company had no borrowing outstanding under the Amended DIP.

         The Amended DIP is secured by substantially all of the domestic assets of the Company.

         Pre-petition long-term debt, which was included in current maturities of long-term debt at December 30, 2000, is in default due to the filing of a voluntary Chapter 11 petition and is included in liabilities subject to compromise in accordance with SOP 90-7.

Note 4 - Liabilities Subject to Compromise

         The principal categories of obligations classified as liabilities subject to compromise to unrelated parties under Reorganization Cases are identified below. The amounts below in total may vary significantly from the stated amount of proofs of claim that will be filed with the Bankruptcy Court and may be subject to future adjustment depending on Bankruptcy Court action, further developments with respect to potential disputed claims, determination as to the value of any collateral securing claims, or other events.

         Additional claims may arise from the rejection of additional real estate leases and executory contracts by the Debtors.

                                                                             May 4,
                                                                              2002
                                                                       --------------------

                                                                       (In thousands of dollars)

U.S. bank debt                                                                 $ 1,719,095
Canadian Revolver                                                                   17,457
Post Retirement Liabilities                                                          8,890
Accrued prepetition interest                                                        31,892
Mortgages/Capital lease obligations                                                  3,976
Lease termination costs                                                             13,536
Equity forward note                                                                 56,677
Other debt                                                                          18,653
Accounts payable                                                                    50,853
Trade drafts payable                                                               351,367
Deferred compensation accrual                                                          796
Company obligated manditorily redeemable convertible
     preferred securities ($120,000 par value)                                     120,000
                                                                       --------------------

                                                                               $ 2,393,192 *
                                                                       ====================

* Excludes $ 43,078 of debt subject to compromise recorded by non-filed entities



Note 5 - Intercompany Receivables

         Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Warnaco (the parent company) are consolidated with all of its wholly owned subsidiaries. To the extent that intercompany notes constitute debt, the notes have been assigned to the Debtors' pre-petition secured lenders as collateral security for the pre-petition debt. Although recorded in the books and records as debt, for the most part, intercompany balances were accumulated over a number of years as Warnaco capitalized its subsidiaries and affiliates and, thus, may be considered equity investments in such subsidiaries and affiliates.

         As of May 4, 2002, the balance is comprised of the following:



                                                           Month Ended
                                                           May 4, 2002
                                                      -----------------------

                                                          (in thousands)

Intercompany accounts receivable from                                $ 9,948
                                                      =======================
     Non-debtor affilliates



Note 6 - Supplemental Financial Information

         During this period, the Debtors that are subsidiaries of Warnaco paid gross wages of $12,538,975. All employee and employer payroll taxes are paid to the Debtors' payroll service provider. The service provider in turn remits the funds to the taxing authorities.

         The following summarizes the taxes paid (received) and accrued by the Debtors during the period:

                                        Paid                Refund
                                     (Received)             (Due)
                                  -----------------    -----------------

     Sales and use tax                   $ 662,138           $ (697,383)
     Customs duties                      2,983,420           (2,539,846)
     State income tax                      245,263             (209,491)
     Federal income tax                          -           15,723,085 (a)
     Canada income tax                           -              323,150 (b)
     Property tax                                -              (13,677)
     GST tax                               328,728             (116,725)
                                  -----------------    -----------------

                                       $ 4,219,549         $ 12,469,113
                                  =================    =================

     (a)  1995, 1996 and 1999 refund due.
     (b)  2001 refund due.


Note 7 - Consolidated Condensed Balance Sheet and Operating Statement

         The attached Schedule I includes the Consolidated Condensed Balance Sheet and Statement of Operations of The Warnaco Group, Inc. and its consolidated subsidiaries (the "Consolidated Condensed Financial Statements"). The Consolidated Condensed Financial Statements include the assets, liabilities and results of operations of all of the Company's subsidiaries including those entities not subject to the Chapter 11 Cases. The Consolidated Condensed Financial Statements are provided for information purposes only. The Consolidated Condensed Financial Statements do not include all of the information necessary to fully represent the financial position and results of operations of the Company in accordance with generally accepted accounting principles in the United States.

         Consolidated EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and special items. Special items consist of $6,297 for the four months ended May 4, 2002, relating losses from certain discontinued operations and other items.



                                         Month Ended               4 Months Ended
                                         May 4, 2002                May 4, 2002
                                    -----------------------    -----------------------

    Operating Income                              $ 14,265                   $ 31,538

    Depreciation / amortization                      4,825                     18,568
    Discontinued operations                             79                      1,584
    Other items                                        346                      4,713
                                    -----------------------    -----------------------

    EBITDAR                                       $ 19,515                   $ 56,403
                                    =======================    =======================




                                                                    SCHEDULE I
             THE WARNACO GROUP, INC., et al.
                 (DEBTORS-IN-POSSESSION)
                 STATEMENT OF OPERATIONS
                     (In Thousands)

                                                             Consolidation           4 Months Ended
                                                              May 4, 2002             May 4, 2002
                                                          ---------------------   ---------------------

Net revenues                                                         $ 137,962                 548,248
Cost of goods sold                                                      94,608                 386,043
Selling, general and administrative expenses                            29,089                 130,667
                                                          ---------------------   ---------------------

Operating income                                                        14,265                  31,538
Interest expense, net                                                    2,461                   7,070
Other expense, net                                                         (37)                   (112)
                                                          ---------------------   ---------------------

Income before reorganization costs and income taxes                     11,841                  24,580
Reorganization costs                                                     5,138                  21,158
Cummulative effect of accounting change                                      -                 662,530
Income taxes provision (benefit)                                           212                   2,111
                                                          ---------------------   ---------------------

Net income (loss)                                                      $ 6,491              $ (661,219)
                                                          =====================   =====================

EBITDAR (see note 7)                                                  $ 19,515                $ 56,403
                                                          =====================   =====================




ASSETS

Current assets:
     Cash                                                             $ 44,170
     Receivables, net                                                  288,672
     Inventories, net                                                  349,154
     Prepaid expenses and other current asset                           43,662
                                                          ---------------------

         Total current assets                                          725,658

Property, plant and equipment, net                                     195,774
Trademarks, goodwill and other, net                                    298,869
Deferred income taxes                                                    2,023
                                                          ---------------------

         Total Assets                                              $ 1,222,324
                                                          =====================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                                   70,244
     Other current liabilities                                         101,030
     Deferred income taxes                                              25,130
                                                          ---------------------

         Total current liabilities                                     196,404
                                                          ---------------------

Amended DIP                                                             60,258
Other long-term liabilities                                             32,692
Deferred income taxes                                                        -
Liabilities subject to compromise                                    2,431,220
                                                          ---------------------

         Total Liabilities                                           2,720,574

Shareholders' deficit                                               (1,498,250)
                                                          ---------------------

          Total Liabilities and Shareholders' deficit              $ 1,222,324

                                                          =====================